SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                       AMERICAN MUNICIPAL TERM TRUST INC.
                     AMERICAN MUNICIPAL TERM TRUST INC.--II
                     AMERICAN MUNICIPAL TERM TRUST INC.--III
                       MINNESOTA MUNICIPAL TERM TRUST INC.
                     MINNESOTA MUNICIPAL TERM TRUST INC.--II
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Items 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:





                       AMERICAN MUNICIPAL TERM TRUST INC.
                     AMERICAN MUNICIPAL TERM TRUST INC.--II
                     AMERICAN MUNICIPAL TERM TRUST INC.--III
                       MINNESOTA MUNICIPAL TERM TRUST INC.
                     MINNESOTA MUNICIPAL TERM TRUST INC.--II
                               Piper Jaffray Tower
                             222 South Ninth Street
                        Minneapolis, Minnesota 55402-3804

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 20, 1996

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Municipal Term Trust Inc., American Municipal Term Trust Inc.--II, American Municipal Term Trust Inc.--III, Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc.--II (individually, a "Fund" and collectively, the "Funds") will be held at 10:00 a.m., Central Time, on Tuesday, August 20, 1996, on the eleventh floor of the Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota. The purposes of the meeting are as follow:

         1. To fix the number of members of the Board of Directors of each Fund at six and to elect each Fund's Board of Directors.

         2. To ratify the selection by a majority of the independent members of the Board of Directors of each Fund of KPMG Peat Marwick LLP as independent public accountants for each Fund for the fiscal year ending December 31, 1996.

         3. To transact such other business as may properly come before the meeting.

         Shareholders of record on June 26, 1996, are the only persons entitled to notice of and to vote at the meeting.

         Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE UPCOMING MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE FUNDS FURTHER SOLICITATION EXPENSE. A stamped return envelope is enclosed for your convenience.




                                             Susan Sharp Miley, Secretary

Dated:  July 1, 1996



                                 PROXY STATEMENT

                       AMERICAN MUNICIPAL TERM TRUST INC.
                     AMERICAN MUNICIPAL TERM TRUST INC.--II
                     AMERICAN MUNICIPAL TERM TRUST INC.--III
                       MINNESOTA MUNICIPAL TERM TRUST INC.
                     MINNESOTA MUNICIPAL TERM TRUST INC.--II
                               Piper Jaffray Tower
                             222 South Ninth Street
                        Minneapolis, Minnesota 55402-3804

                 ANNUAL MEETING OF SHAREHOLDERS--AUGUST 20, 1996

         The enclosed proxy is solicited by the Board of Directors of American Municipal Term Trust Inc. ("AXT"), American Municipal Term Trust Inc.--II ("BXT"), American Municipal Term Trust Inc.--III ("CXT"), Minnesota Municipal Term Trust Inc. ("MNA") and Minnesota Municipal Term Trust Inc.--II ("MNB") (individually, a "Fund" and collectively, the "Funds") in connection with the annual meeting of shareholders of each Fund to be held August 20, 1996, and any adjournments thereof. The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting and this Proxy Statement, will be allocated between all of the Funds, and such mailing will take place on approximately July 9, 1996. Representatives of Piper Capital Management Incorporated (the "Adviser"), the investment adviser and manager of each Fund, may, without cost to the Funds, solicit proxies on behalf of the management of the Funds by means of mail, telephone, or personal calls. The address of the Adviser is that of the Funds as provided above.

         A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Funds, or at the meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of each Fund's Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals other than the election of directors and will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the item on which the abstention is noted, but will be counted as a vote "against" such item. Under the Rules of the New York Stock Exchange, if a proposal is considered "non-discretionary," then brokers who hold Fund shares in street name for customers are not authorized to vote on such proposal on behalf of their customers who have not furnished the broker specific voting instructions. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a proposal, then the shares covered by such non-vote shall not be counted as present for purposes of calculating the vote with respect to such proposal. So far as the Board of Directors of each Fund is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies in the enclosed proxy to vote upon such matters according to their best judgment.

         Only shareholders of record on June 26, 1996, may vote at the meeting or any adjournments thereof. As of that date, there were issued and outstanding common and preferred shares, each with a par value of $.01, of each Fund as follow:

       FUND                COMMON SHARES           PREFERRED SHARES
       ----                -------------           ----------------
       AXT                   8,455,000                   1,700
       BXT                   7,355,820                   1,480
       CXT                   5,300,000                   1,064
       MNA                   5,732,710                   1,152
       MNB                   3,460,000                     694

Each shareholder of the Funds is entitled to one vote for each share held. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of June 26, 1996.

         In the event that sufficient votes are not received for the adoption of either proposal, an adjournment or adjournments of the meeting may be sought. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of the proposals, in favor of an adjournment and will vote all shares which they are required to vote against the proposals, against the adjournment.

         A COPY OF THE FUNDS' MOST RECENT ANNUAL REPORTS ARE AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUNDS AT 222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804, OR CALL 800-866-7778, EXTENSION 6786, AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Fund shareholders are being asked to re-elect the members of each Fund's Board of Directors. The Bylaws of each Fund provide that the shareholders have the power to fix the number of Directors. The Directors recommend that the size of the Board of Directors of each Fund be set at six.

         Under the terms of each Fund's Articles of Incorporation, under normal circumstances holders of preferred shares are entitled to elect two of each Fund's Directors, and the remaining Directors are to be elected by the holders of the preferred shares and the common shares, voting together as a single class. Table I below shows the nominees for Director to be elected by holders of preferred shares, and Table II below shows the nominees for Director to be elected by holders of preferred shares and common shares, voting together as a single class.

         It is intended that the enclosed proxy will be voted for the re-election of the persons named below as Directors of each Fund unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next annual meeting of shareholders or until his or her successor is duly elected and shall qualify. Pertinent information regarding each nominee for the past five years is set forth following his or her name below. Each of the nominees also serves as a Director of each of the other closed-end and open-end investment companies managed by the Adviser, except that Mr. Bennett does not serve as a Director of Piper Global Funds Inc. Each of the nominees, except Mr. Latimer and Ms. Emmerich, has served as a Director of the Funds since each Fund commenced operations. Mr. Latimer has served as a Director of AXT, BXT and MNA since October 23, 1991 and as a Director of CXT and MNB since their commencement of operations. Ms. Emmerich has served as a Director of each Fund since May 18, 1993.


                                     TABLE I
                     NOMINEES FOR DIRECTOR TO BE ELECTED BY
                           HOLDERS OF PREFERRED SHARES

NAME                       AGE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING PAST 5 YEARS
- ----                       ---           ----------------------------------------------------------------
David T. Bennett           55            Of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett,
                                         P.A., located in Minneapolis, Minnesota.  Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of non-profit organizations.

William H. Ellis*          54            President of Piper Jaffray Companies Inc. since September 1982;
                                         Director and Chairman of the Board of the Adviser since October
                                         1985 and President of the Adviser since December 1994; Director of
                                         Piper Jaffray Inc.


                                    TABLE II
                     NOMINEES FOR DIRECTOR TO BE ELECTED BY
                                ALL SHAREHOLDERS

NAME                       AGE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING PAST 5 YEARS
- ----                       ---           ----------------------------------------------------------------

Jaye F. Dyer               69            President of Dyer Management Company, a private management company, since January 1, 1991; prior thereto, Mr. Dyer was
                                         President and Chief Executive Officer of Dyco Petroleum
                                         Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 until March 1, 1989, and Chairman of the Board until December 31, 1990.  Mr. Dyer serves on the board of directors of Northwestern National Life Insurance Company, The
                                         ReliaStar Financial Corp. (the holding company of Northwestern
                                         National Life Insurance Company) and various privately held and nonprofit corporations.

Karol D. Emmerich          47            President of The Paraclete Group, a consultant to nonprofit organizations, since May 1993; prior thereto, Ms. Emmerich was
                                         Vice President, Treasurer and Chief Accounting Officer of Dayton
                                         Hudson Corporation from 1980 to May 1993.  Ms. Emmerich is an
                                         Executive Fellow at the University of St. Thomas Graduate School
                                         of Business and serves on the board of directors of a number of privately held and nonprofit corporations.

Luella G. Goldberg         59            Member of the Board of Directors of Northwestern National Life
                                         Insurance Company (since 1976), The ReliaStar Financial Corp.
                                         (since 1989), TCF Bank Savings fsb (since 1985), TCF Financial
                                         Corporation (since 1988) and Hormel Foods Corp. (since 1993).  Ms.
                                         Goldberg also serves as a Trustee of Wellesley College and as a director of a number of other organizations, including the
                                         University of Minnesota Foundation and the Minnesota Orchestral
                                         Association.  Ms. Goldberg was Chairman of the Board of Trustees
                                         of Wellesley College from 1985 to 1993 and acting President from
                                         July 1, 1993 to October 1, 1993.

George Latimer             60            Chief Executive Officer of National Equity Fund, Chicago, Illinois
                                         since November 1995; prior thereto, Director, Special Actions
                                         Office, Office of the Secretary, Department of Housing and Urban
                                         Development since 1993; and prior thereto, Mr. Latimer had been
                                         Dean of Hamline Law School, Saint Paul, Minnesota, from 1990 to
                                         1993.  Mr. Latimer also serves on the board of directors of Digital
                                         Biometrics, Inc. and Payless Cashways, Inc.


*Denotes Directors who are "interested persons" (as defined by the Investment Company Act of 1940, as amended) of the Funds. Mr. Ellis is deemed an "interested person" of the Funds because of his positions with the Adviser and/or its affiliates.

         As of June 26, 1996, the officers and Directors of the Funds as a group beneficially owned less than 1% of each class of outstanding shares of each Fund. None of the Funds' officers or Directors has a family relationship with any other Fund officer or Director.

         The Board of Directors of each Fund has established an Audit Committee, currently consisting of Mr. Dyer, Ms. Emmerich and Ms. Goldberg, who serves as its chairperson. The Audit Committee met twice during the fiscal year ended December 31, 1995. The Funds do not have nominating or compensation committees.

         The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Funds on matters concerning the Funds' financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Funds from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Funds' officers and Directors.

         During the fiscal year ended December 31, 1995, there were eight meetings of the Board of Directors of each Fund. All Directors attended at least 75% of the aggregate of the meetings of the Board of Directors and meetings of committees of which they were members that were held while they were serving on the Board of Directors or on such committee.

         No compensation is paid by the Funds to any Directors who are officers or employees of the Adviser or any of its affiliates. The Funds, together with all closed-end investment companies managed by the Adviser, pay each of the other Directors an aggregate quarterly retainer of $5,000, which is allocated among the Funds and such other investment companies on the basis of each company's net assets. In addition, each Fund pays each such Director a fee for each in-person meeting of the Board of Directors he or she attends. Such fee is based on the net asset value of the Fund and ranges from $250 (net assets of less than $200 million) to $1,500 (net assets of $5 billion or more). Members of the Audit Committee who are not affiliated with the Adviser receive $1,000 per meeting attended ($2,000 for the chairperson of such Committee) with such fee being allocated among all closed- and open-end investment companies managed by the Adviser on the basis of relative net asset values. In addition, each Director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

         The following table sets forth the aggregate compensation received by each Director from each Fund as well as the total compensation received by each Director from the Funds and all other open-end and closed-end investment companies managed by the Adviser or an affiliate of the Adviser (the "Fund Complex") during the year ended December 31, 1995. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                                             AGGREGATE
                                           COMPENSATION                            TOTAL
                                          FROM THE FUNDS                        COMPENSATION
                        ---------------------------------------------------      FROM FUND
DIRECTOR                  AXT        BXT        CXT        MNA        MNB         COMPLEX*
- --------                -------    -------    -------    -------    -------     -------------
Mr. Bennett            $1,998    $1,998      $1,998      $1,998     $1,998             $61,700
Mr. Dyer               $2,047    $2,047      $2,047      $2,047     $2,047             $67,700
Ms. Emmerich           $2,047    $2,047      $2,047      $2,047     $2,047             $67,700
Ms. Goldberg           $2,097    $2,097      $2,097      $2,097     $2,097             $70,700
Mr. Latimer            $1,998    $1,998      $1,998      $1,998     $1,998             $64,700


- --------------------

* Currently consists of 20 open-end and closed-end investment companies managed by the Adviser, including the Funds. During the 1995 calendar year, the Fund Complex consisted of up to 27 such investment companies, managed by the Adviser or an affiliate of the Adviser, several of which were merged or consolidated during the year. Each director included in the table, other than Mr. Bennett, serves on the board of each such open-end and closed end investment company. Mr. Bennett serves on the board of 19 of such open-end and closed-end investment companies.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUNDS. The vote of a majority of the preferred shares of each Fund represented at the meeting, provided at least a quorum (a majority of the outstanding preferred shares) is represented in person or by proxy, is sufficient for the election of the above nominees listed under Table I to the Board of Directors of each Fund. The vote of a majority of the preferred shares and common shares of each Fund represented at the meeting, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy, is sufficient for the election of the above nominees listed under Table II to the Board of Directors of each Fund. Unless otherwise instructed, the proxies will vote, on behalf of the holders of the preferred shares, for the two nominees listed under Table I, and on behalf of the holders of the preferred shares and common shares voting together as single class, for the four nominees listed under Table II. In the event any of the above nominees are not candidates for election at the meeting, the proxies will vote for such other persons as the Board of Directors may designate. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Investment Company Act of 1940 (the "1940 Act") provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection.

         The Directors, including a majority who are not interested persons of the Adviser or the Funds, have selected KPMG Peat Marwick LLP to be the Funds' independent public accountants for the fiscal year ending December 31, 1996. KPMG Peat Marwick LLP has no direct or material indirect financial interest in the Funds or in the Adviser, other than receipt of fees for services to the Funds. KPMG Peat Marwick LLP also serves as the independent public accountants for each of the other investment companies managed by the Adviser and has been the independent public accountants for the Funds since commencement of operations.

         Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions that may be raised at the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUNDS. The vote of a majority of the preferred shares and common shares of each Fund represented at the meeting, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick LLP as each Fund's independent public accountants.

                             EXECUTIVE FUND OFFICERS

         Certain information about the executive officers of the Funds is set forth below. Unless otherwise indicated, all positions have been held more than five years.

                                                POSITION AND TERM OF OFFICE WITH THE FUNDS AND
NAME                   AGE                      BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
- ----                   ---                      ----------------------------------------------
Ronald R. Reuss        56       President of the Funds since inception and Senior Vice President of the Adviser.

Douglas White          35       Executive Vice President of CXT and MNB since inception, Senior Vice President of AXT, BXT and MNA since inception and Senior Vice President of the Adviser.

Paul A. Dow            45       Senior Vice President of the Funds since 1996 and Senior Vice President and
                                Chief Investment Officer of the Adviser.

Robert H. Nelson       32       Senior Vice President and Treasurer of the Funds since 1995 and Senior Vice
                                President of the Adviser since 1993; previously, Vice President of the Funds since inception and Vice President of the Adviser from 1991 to 1993.

Molly Destro           31       Vice President of the Funds since 1993 and Vice President of the Adviser since
                                1994; previously, Accounting Manager from 1993 to 1994 and mutual fund accountant from 1991 to 1993 with the Adviser.

Susan S. Miley         38       Secretary of the Funds since 1996 and Senior Vice President and General
                                Counsel of the Adviser since 1995; previously, counsel for American Express
                                Financial Advisors, Minneapolis from 1994 to 1995 and attorney at Simpson
                                Thacher & Bartlett, New York, New York from 1984 to 1992.


                            SUPPLEMENTAL INFORMATION

         Based on Fund records and other information, the Funds believe that all SEC filing requirements applicable to their Directors, officers, Adviser and companies affiliated with the Adviser, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to the Funds' fiscal year ended December 31, 1995, were satisfied, except that Paul Meyer, Susan S. Miley and Momchilo Vucenich each failed to timely file a Form 3. There were no transactions reportable that were not reported on a timely basis and the required Form was subsequently filed.


                              SHAREHOLDER PROPOSALS

         Any proposal by a shareholder to be considered for presentation at the next Annual Meeting must be received at the Funds' offices, Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402, no later than March 1, 1997.


Dated:  July 1, 1996                          Susan Sharp Miley, Secretary



- -------------------------------------------------------------------------------



                       AMERICAN MUNICIPAL TERM TRUST INC.
                                  COMMON STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

         The undersigned appoints William H. Ellis, Susan S. Miley and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Municipal Term Trust Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 20, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.       To vote:

             ______FOR all nominees listed below (except as marked to the contrary below)
             ______WITHHOLD AUTHORITY to vote for all nominees listed below

         NOMINEES: Jaye F. Dyer, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


- -------------------------------------------------------------------------------


2. To vote: FOR _____ AGAINST _____ ABSTAIN _____ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPENO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated: ______________________________, 1996

                                    ___________________________________________

                                    ___________________________________________

                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                         Book 1
                                                                         Fund 62



- -------------------------------------------------------------------------------



                       AMERICAN MUNICIPAL TERM TRUST INC.
                                 PREFERRED STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

         The undersigned appoints William H. Ellis, Susan S. Miley and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Municipal Term Trust Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 20, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.       To vote:

             ______FOR all nominees listed below (except as marked to the contrary below)
             ______WITHHOLD AUTHORITY to vote for all nominees listed below

         NOMINEES: David T. Bennett, Jaye F. Dyer, William H. Ellis, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


- -------------------------------------------------------------------------------


2. To vote: FOR _____ AGAINST _____ ABSTAIN _____ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE
FUND FURTHER SOLICITATION EXPENSE.

                                    Dated: ______________________________, 1996

                                    ___________________________________________

                                    ___________________________________________

                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                        Book 1
                                                                        Fund 162



- -------------------------------------------------------------------------------



                     AMERICAN MUNICIPAL TERM TRUST INC.--II
                                  COMMON STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

         The undersigned appoints William H. Ellis, Susan S. Miley and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Municipal Term Trust Inc.--II (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 20, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.       To vote:

             ______FOR all nominees listed below (except as marked to the contrary below)
             ______WITHHOLD AUTHORITY to vote for all nominees listed below

         NOMINEES: Jaye F. Dyer, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


- -------------------------------------------------------------------------------


2. To vote: FOR _____ AGAINST _____ ABSTAIN _____ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPENO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated: ______________________________, 1996

                                    ___________________________________________

                                    ___________________________________________

                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.


                                                                         Book 1
                                                                         Fund 64



- -------------------------------------------------------------------------------



                     AMERICAN MUNICIPAL TERM TRUST INC.--II
                                 PREFERRED STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

         The undersigned appoints William H. Ellis, Susan S. Miley and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Municipal Term Trust Inc.--II (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 20, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.       To vote:

             ______FOR all nominees listed below (except as marked to the contrary below)
             ______WITHHOLD AUTHORITY to vote for all nominees listed below

         NOMINEES: David T. Bennett, Jaye F. Dyer, William H. Ellis, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


- -------------------------------------------------------------------------------


2. To vote: FOR _____ AGAINST _____ ABSTAIN _____ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated: ______________________________, 1996

                                    ___________________________________________

                                    ___________________________________________

                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.


                                                                        Book 1
                                                                        Fund 164



- -------------------------------------------------------------------------------



                     AMERICAN MUNICIPAL TERM TRUST INC.--III
                                  COMMON STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

         The undersigned appoints William H. Ellis, Susan S. Miley and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Municipal Term Trust Inc.--III (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 20, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.       To vote:

             ______FOR all nominees listed below (except as marked to the contrary below)
             ______WITHHOLD AUTHORITY to vote for all nominees listed below

         NOMINEES: Jaye F. Dyer, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


- -------------------------------------------------------------------------------


2. To vote: FOR _____ AGAINST _____ ABSTAIN _____ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPENO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated: ______________________________, 1996

                                    ___________________________________________

                                    ___________________________________________

                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.


                                                                         Book 1
                                                                         Fund 71



- -------------------------------------------------------------------------------



                     AMERICAN MUNICIPAL TERM TRUST INC.--III
                                 PREFERRED STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

         The undersigned appoints William H. Ellis, Susan S. Miley and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of American Municipal Term Trust Inc.--III (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 20, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.       To vote:

             ______FOR all nominees listed below (except as marked to the contrary below)
             ______WITHHOLD AUTHORITY to vote for all nominees listed below

         NOMINEES: David T. Bennett, Jaye F. Dyer, William H. Ellis, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


- -------------------------------------------------------------------------------


2. To vote: FOR _____ AGAINST _____ ABSTAIN _____ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated: ______________________________, 1996

                                    ___________________________________________

                                    ___________________________________________

                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.


                                                                        Book 1
                                                                        Fund 171



- -------------------------------------------------------------------------------



                       MINNESOTA MUNICIPAL TERM TRUST INC.
                                  COMMON STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

         The undersigned appoints William H. Ellis, Susan S. Miley and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Minnesota Municipal Term Trust Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 20, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.       To vote:

             ______FOR all nominees listed below (except as marked to the contrary below)
             ______WITHHOLD AUTHORITY to vote for all nominees listed below

         NOMINEES: Jaye F. Dyer, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


- -------------------------------------------------------------------------------


2. To vote: FOR _____ AGAINST _____ ABSTAIN _____ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPENO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated: ______________________________, 1996

                                    ___________________________________________

                                    ___________________________________________

                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                         Book 1
                                                                         Fund 65



- -------------------------------------------------------------------------------



                       MINNESOTA MUNICIPAL TERM TRUST INC.
                                 PREFERRED STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

         The undersigned appoints William H. Ellis, Susan S. Miley and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Minnesota Municipal Term Trust Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 20, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.       To vote:

             ______FOR all nominees listed below (except as marked to the contrary below)
             ______WITHHOLD AUTHORITY to vote for all nominees listed below

         NOMINEES: David T. Bennett, Jaye F. Dyer, William H. Ellis, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


- -------------------------------------------------------------------------------


2. To vote: FOR _____ AGAINST _____ ABSTAIN _____ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated: ______________________________, 1996

                                    ___________________________________________

                                    ___________________________________________

                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                        Book 1
                                                                        Fund 165



- -------------------------------------------------------------------------------



                     MINNESOTA MUNICIPAL TERM TRUST INC.--II
                                  COMMON STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

         The undersigned appoints William H. Ellis, Susan S. Miley and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Minnesota Municipal Term Trust Inc.--II (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 20, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.       To vote:

             ______FOR all nominees listed below (except as marked to the contrary below)
             ______WITHHOLD AUTHORITY to vote for all nominees listed below

         NOMINEES: Jaye F. Dyer, Karol D. Emmerich, Luella G. Goldberg and George Latimer. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


- -------------------------------------------------------------------------------


2. To vote: FOR _____ AGAINST _____ ABSTAIN _____ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPENO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated: ______________________________, 1996

                                    ___________________________________________

                                    ___________________________________________

                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                         Book 1
                                                                         Fund 68



- -------------------------------------------------------------------------------



                     MINNESOTA MUNICIPAL TERM TRUST INC.--II
                                 PREFERRED STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

         The undersigned appoints William H. Ellis, Susan S. Miley and Robert H. Nelson, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Minnesota Municipal Term Trust Inc.--II (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on August 20, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.       To vote:

             ______FOR all nominees listed below (except as marked to the contrary below)
             ______WITHHOLD AUTHORITY to vote for all nominees listed below

         NOMINEES: David T. Bennett, Jaye F. Dyer, William H. Ellis, Karol D. Emmerich, Luella G. Goldberg and George Latimer.. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


- -------------------------------------------------------------------------------


2. To vote: FOR _____ AGAINST _____ ABSTAIN _____ ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund.

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated: ______________________________, 1996

                                    ___________________________________________

                                    ___________________________________________

                                    IMPORTANT: Please date and sign this Proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                        Book 1
                                                                        Fund 168